               Schedule or Computation of Performance Quotations
                     B H M & S Total Return Bond Portfolio
                              Institutional Class

                                                                      Exhibit 16


1.  Average Annual Return (As of October 31, 1996)

P(1 + T)/N/ = ERV

WHERE:   P   = A hypothetical initial payment of $1,000
         T   = average annual total return
         N   = number of years
         ERV = ending redeemable value at end of the period

                                            Since Inception
                     One Year                  11/01/95
                     --------                  --------
         P   =      $1,000                       $1,000
         T   =       4.000%                       4.000%
         N   =        1.00 years                   1.00 years
         ERV =      $1,040                       $1,040

2.  Yield (30 days ending October 31, 1996)    Yield = 2[(a-b/cd)+1)/6/ -1]

WHERE:     a = dividends and interest paid during the period             $58,003
           b = expenses accrued during the period (net of
                 reimbursements)                                          $5,235
           c = the average daily number of shares outstanding
                 during the period                                     1,149,537
           d = the maximum offering price per share on the last
                 day of the period                                        $10.09
       Yield = 5.52%

               Schedule or Computation of Performance Quotations
                     B H M & S Total Return Bond Portfolio
                          Institutional Service Class

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P     = A hypothetical initial payment of $1,000
               T     = average annual total return
               N     = number of years
               ERV   = ending redeemable value at end of the period

                                                  Since Inception
                       One Year                       11/01/95
                       --------                       --------
               P     = $1,000                          $1,000
               T     =  3.647%                          3.647%
               N     =   1.00 years                      1.00 years
               ERV   = $1,036                          $1,036

2.  Yield (30 days ending October 31, 1996)   Yield = 2[(a-b/cd)+1)/6/ -1]

WHERE: a = dividends and interest paid during the period $13,864 b = expenses accrued during the period (net of
                         reimbursements)                                  $1,811
                   c = the average daily number of shares outstanding
                         during the period                               267,479
                   d = the maximum offering price per share on the last
                         day of the period                                $10.07
               Yield = 5.43%

               Schedule or Computation of Performance Quotations
             Chicago Asset Management Intermediate Bond Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period

                                                   Since Inception
                     One Year                          01/24/95
                     --------                          --------
               P   = $1,000                             $1,000
               T   =  4.878%                             9.093%
               N   =   1.00 years                         1.77 years
               ERV = $1,049                             $1,167

2.  Yield (30 days ending October 31, 1996)   Yield = 2[(a-b/cd)+1)/6/ -1]

WHERE:           a = dividends and interest paid during the period       $43,972
                 b = expenses accrued during the period (net of
                       reimbursements)                                    $5,352
                 c = the average daily number of shares outstanding
                       during the period                                 794,073
                 d = the maximum offering price per share on the last
                       day of the period                                  $10.48
             Yield = 5.63%

               Schedule or Computation of Performance Quotations
              Chicago Asset Management Value/Contrarian Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period

                                                   Since Inception
                     One Year                         12/16/94
                     --------                         --------
               P   = $1,000                            $1,000
               T   = 14.260%                           19.759%
               N   =   1.00 years                        1.88 years
               ERV = $1,143                            $1,403

               Schedule or Computation of Performance Quotations
                         IRC Enhanced Index Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period

                      Since Inception
                         01/23/96
                         --------
               P   =      $1,000
               T   =      12.026%
               N   =        0.77 years
               ERV =      $1,092

               Schedule or Computation of Performance Quotations
                      MJI International Equity Portfolio


                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/n/ = ERV

WHERE:  P       =       A hypothetical intitial payment of $1,000
        T       =       average annual total return
        N       =       number of years
        ERV     =       ending redeemable value at end of the period

                                                Since Inception
                        One Year                    09/16/94
                        --------                    --------
        P       =       $1,000                       $1,000
        T       =        8.736%                       1.438%
        N       =         1.00 years                   2.13 years
        ERV     =       $1,087                       $1,031

               Schedule of Computation of Performance Quotations
                          Newbold's Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/n/ = ERV

WHERE:  P       =       A hypothetical intitial payment of $1,000
        T       =       average annual total return
        N       =       number of years
        ERV     =       ending redeemable value at end of the period

                                                Since Inception
                        One Year                    09/13/95
                        --------                    --------
        P       =       $1,000                       $1,000
        T       =       12.998%                      16.977%
        N       =         1.00 years                   1.13 years
        ERV     =       $1,130                       $1,195

               Schedule or Computation of Performance Quotations
                           TJ Core Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/n/ = ERV

WHERE:  P       =       A hypothetical intitial payment of $1,000
        T       =       average annual total return
        N       =       number of years
        ERV     =       ending redeemable value at end of the period

                                                Since Inception
                        One Year                    09/28/95
                        --------                    --------
        P       =       $1,000                       $1,000
        T       =       19.753%                      17.928%
        N       =         1.00 years                   1.09 years
        ERV     =       $1,199                       $1,198

               Schedule or Computation of Performance Quotations
                                  FPA Cresent

                                                                      Exhibit 16

1. Average Annual Return (As of September 30, 1996)

P(1 + T)/N/ = ERV

WHERE:        P     A hypothetical initial payment of $1,000
              T     average annual total return
              N     number of years
              ERV   ending redeemable value at end of the period


                                            Since Inception
                     One Year                  06/02/93
                     --------                  --------
              P       $1,000                    $1,000
              T      17.648%                   16.399%
              N         1.00 years                3.33 years
              ERV     $1,176                    $1,754
